                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------

     Date of Report (Date of Earliest Event Reported):  August 27, 1996

                        FOXMEYER HEALTH CORPORATION
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
- ---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-8549                                     25-1425889
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

     1220 Senlac Drive, Carrollton, Texas                      75006
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (214) 446-4800
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

     Item 5.   Other Events
     ------    ------------

               On August 27, 1996, FoxMeyer Health Corporation announced that FoxMeyer Drug Company, a subsidiary of FoxMeyer Health Corporation, filed a petition seeking relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court in the District of Delaware. FoxMeyer Drug Company has secured a $775 million financing package arranged by General Electric Capital Corporation as part of the Chapter 11 filing. Included in FoxMeyer Drug Corporation's bankruptcy petition, were the following other subsidiaries of FoxMeyer Health Corporation: FoxMeyer Corporation; FoxMeyer Software Company; Health Mart, Inc.; Healthcare Transportation Systems, Inc.; and Merchandise Coordinator Services Corporation. FoxMeyer Health Corporation itself did not file any bankruptcy petitions.

               FoxMeyer Health Corporation also announced that Robert A. Peiser was appointed Vice Chairman of the Board of Directors and Chief Executive Officer of FoxMeyer Drug Company.

               In addition, the previously announced Stock Sale Agreement between FoxMeyer Corporation and FM Acquisition Corp., an affiliate of York Management Services, Inc. has been terminated.

               Reference is hereby made to the Press Release, dated August 27, 1996, issued by FoxMeyer Health Corporation, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

     Item 7.   Financial Statements and Exhibits
     -------   ---------------------------------

     (c)  Exhibits.

            99 Press Release, dated August 27, 1996, issued by FoxMeyer Health Corporation.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOXMEYER HEALTH CORPORATION
                                   (Registrant)


     DATE:  AUGUST 28, 1996        By:  /s/ Edward L. Massman
                                      --------------------------------
                                       Edward L. Massman
                                       Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.                   Description                   Page No.
     -----------                   -----------                   --------

      99            Press Release, dated August 27, 1996,
                    issued by FoxMeyer Health Corporation.





     NYFS05...:\35\64935\0001\2505\FRM8276S.10A